UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2009

Nanotailor, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	33-19048-NY	80-0228149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Lavaca, Suite 1400 Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (512) 334-6064

701 Brazos, Suite 500, Austin, Texas, 78701
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

O     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

O     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

O     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

O     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 6, 2009, Moore & Associates Chartered ("Moore") resigned as the Registrant's independent registered public accounting firm by sending an email to the Registrant informing the Registrant that Moore was ceasing its involvement in performing audit work.

On August 31, 2009, the Registrant received a letter from the Securities and Exchange Commission indicating that the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore on August 27, 2009. None of the reports of Moore on the Registrant's financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements for the fiscal year ended April 30, 2008, included in its Form 10 filed on September 12, 2008, contained a going concern qualification in the Registrant's audited financial statements.

During the Registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Registrant's financial statements.

The revocation was due to violations of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

The Registrant has requested that Moore furnish it with an amended Exhibit 16.1 letter from Moore addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. As of this date, the letter has not been provided.

(b) The Registrant is actively seeking a new independent registered public accounting firm with respect to the Registrant's financial statements for the fiscal years ended April 30, 2009 and 2008.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On August 31, 2009, the Registrant received a letter from the Securities and Exchange Commission indicating that the PCAOB revoked the registration of Moore on August 27, 2009. As of the date of such letter, the Registrant concluded that the Registrant's audited financial statements for the fiscal year ended April 30, 2008, included in its Form 10 filed on September 12, 2008, as well as interim unaudited financial statements for the fiscal quarters ended October 31, 2008 and January 31, 2009 included in the Registrant's respective Form 10-Q filings, should not be relied upon in view of the fact that such statements were audited by Moore.

Prior to filing the initial Form 8-K with respect to Moore's resignation with the SEC on September 23, 2009, the Registrant provided Moore with a copy of the filing. The Registrant has also provided Moore with a copy of this Form 8-K/A. However, in both instances, Moore has advised Registrant that it was advised by its legal counsel not to provide the Registrant with a response. Accordingly, neither the Registrant's Board of Directors nor its officers have discussed the matters disclosed in the initial Form 8-K or this Form 8-K/A with Moore.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nanotailor, Inc.
October 9, 2009	By:/s/ Ramon Perales Ramon Perales, Chief Executive Officer and President
October 9, 2009	By:/s/ Janine Frieh Janine Frieh, Chief Financial Officer and Secretary